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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 28, 1999


                           HFB FINANCIAL CORPORATION
                           -------------------------
             (Exact name of Registrant as specified in its charter)


       Tennessee                       0-20956               61-1228266
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                                    (Commission         (I.R.S. Employer
(State or Other Jurisdiction        File Number)        Identification No.)
of Incorporation)


              1602 Cumberland Avenue, Middlesboro, Kentucky  40965
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                    (Address of principal executive offices)


                                 (606) 248-1095
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)
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Item 5.  Other Events.
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     On May 28, 1999, Home Federal Bank, Federal Savings Bank ("Home Federal"),
a wholly owned subsidiary of the Registrant, and National City Bank of Kentucky ("National City") executed a Branch Purchase and Assumption Agreement providing for Home Federal's acquisition of the Harlan, Kentucky branch office of National City.

     Under the Agreement, Home Federal will assume approximately $17.2 million of deposits from National City, and will pay a premium of 3% of deposits assumed, or approximately $534,000. The acquisition is subject to receipt of all required regulatory approvals.

     For more information, reference is made to the Registrant's press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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 (a) - (b)  Not applicable.

       (c)  The following exhibit is filed as part of this report.

            Exhibit 99.1  Press release dated June 1, 1999

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                     HFB FINANCIAL CORPORATION


Date:   June 15, 1999                By:   /s/ David B. Cook
                                          -----------------------------
                                          David B. Cook
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)

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